Exhibit 1

Westpac Banking Corporation ABN 33 007 457 141

Group Secretariat
Level 25, 60 Martin Place
GPO Box 1 (IBN 7MP)
SYDNEY NSW 2000
Telephone:	(61 2) 9216 0390
Facsimile:	(61 2) 9226 1888

16 March 2004

Company Announcements Platform

Australian Stock Exchange Limited

20 Bridge Street

SYDNEY   NSW   2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan option

The following number of fully paid ordinary shares have been/will be allotted pursuant to the exercise of options under the Westpac’s Senior Officers’ Share Purchase Scheme, the General Management Share Option Plan and/or Westpac Performance Plan:

Number	Exercise Price	Allotment Date	Ranking
41,000	$9.53	15 March 2004	Rank equally
71,927	$13.26	15 March 2004	Rank equally
4,804	$14.65	15 March 2004	Rank equally
117,731

Paid up capital is 1,801,270,497 fully paid ordinary shares.

Quoted capital is 1,801,095,497 fully paid ordinary shares.

Yours faithfully

Michelle Marchhart
Head of Group Secretariat

Westpac Banking Corporation ABN 33 007 457 141

Group Secretariat
Level 25, 60 Martin Place
GPO Box 1 (IBN 7MP)
SYDNEY NSW 2000
Telephone:	(61 2) 9216 0390
Facsimile:	(61 2) 9226 1888

18 March 2004

Company Announcements Platform

Australian Stock Exchange Limited

20 Bridge Street

SYDNEY   NSW   2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan option

The following number of fully paid ordinary shares have been/will be allotted pursuant to the exercise of options under the Westpac’s Senior Officers’ Share Purchase Scheme, the General Management Share Option Plan and/or Westpac Performance Plan:

Number	Exercise Price	Allotment Date	Ranking
16,000	$9.53	16 March 2004	Rank equally
118,795	$13.26	16 March 2004	Rank equally
27,041	$14.65	16 March 2004	Rank equally
9,000	$9.53	17 March 2004	Rank equally
10,000	$13.26	17 March 2004	Rank equally
13,000	$9.53	18 March 2004	Rank equally
10,000	$13.26	18 March 2004	Rank equally
203,836

Paid up capital is 1,801,474,333 fully paid ordinary shares.

Quoted capital is 1,801,299,333 fully paid ordinary shares.

Yours faithfully

Michelle Marchhart
Head of Group Secretariat

Westpac Banking Corporation ABN 33 007 457 141

Group Secretariat
Level 25, 60 Martin Place
GPO Box 1 (IBN 7MP)
SYDNEY NSW 2000
Telephone:	(61 2) 9216 0390
Facsimile:	(61 2) 9226 1888

26 March 2004

Company Announcements Platform

Australian Stock Exchange Limited

20 Bridge Street

SYDNEY   NSW   2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan option

The following number of fully paid ordinary shares have been/will be allotted pursuant to the exercise of options under the Westpac’s Senior Officers’ Share Purchase Scheme, the General Management Share Option Plan and/or Westpac Performance Plan:

Number	Exercise Price	Allotment Date	Ranking
50,000	$13.26	23 March 2004	Rank equally
28,968	$14.65	23 March 2004	Rank equally
23,000	$9.53	26 March 2004	Rank equally
208,566	$13.26	26 March 2004	Rank equally
10,000	$12.87	26 March 2004	Rank equally
12,347	$14.65	26 March 2004	Rank equally
332,881

Paid up capital is 1,801,807,214 fully paid ordinary shares.

Quoted capital is 1,801,632,214 fully paid ordinary shares.

Yours faithfully

Michelle Marchhart
Head of Group Secretariat

Westpac Banking Corporation ABN 33 007 457 141

Group Secretariat
Level 25, 60 Martin Place
GPO Box 1 (IBN 7MP)
SYDNEY NSW 2000
Telephone:	(61 2) 9216 0390
Facsimile:	(61 2) 9226 1888

5 April 2004

Company Announcements Platform

Australian Stock Exchange Limited

20 Bridge Street

SYDNEY   NSW   2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan option

The following number of fully paid ordinary shares have been/will be allotted pursuant to the exercise of options under the Westpac’s Senior Officers’ Share Purchase Scheme, the General Management Share Option Plan and/or Westpac Performance Plan:

Number	Exercise Price	Allotment Date	Ranking
16,000	$9.53	1 April 2004	Rank equally
16,603	$13.26	1 April 2004	Rank equally
32,603

Paid up capital is 1,801,839,817 fully paid ordinary shares.

Quoted capital is 1,801,664,817 fully paid ordinary shares.

Yours faithfully

Michelle Marchhart
Head of Group Secretariat

Westpac Banking Corporation ABN 33 007 457 141

Group Secretariat
Level 25, 60 Martin Place
GPO Box 1 (IBN 7MP)
SYDNEY NSW 2000
Telephone:	(61 2) 9216 0390
Facsimile:	(61 2) 9226 1888

20 May 2004

Company Announcements Platform

Australian Stock Exchange Limited

20 Bridge Street

SYDNEY   NSW   2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan option

The following number of fully paid ordinary shares have been/will be allotted pursuant to the exercise of options under the Westpac’s Senior Officers’ Share Purchase Scheme, the General Management Share Option Plan and/or Westpac Performance Plan:

Number	Exercise Price	Allotment Date	Ranking
150,000	$14.70	5 May 2004	Rank equally
60,946	$13.59	5 May 2004	Rank equally
18,000	$13.50	5 May 2004	Rank equally
9,863	$14.65	5 May 2004	Rank equally
10,000	$9.53	5 May 2004	Rank equally
15,000	$9.53	5 May 2004	Rank equally
18,000	$9.53	5 May 2004	Rank equally
10,000	$9.53	5 May 2004	Rank equally
24,822	$13.26	5 May 2004	Rank equally
10,000	$13.26	5 May 2004	Rank equally
10,000	$13.26	5 May 2004	Rank equally
15,000	$13.26	5 May 2004	Rank equally
24,000	$9.53	6 May 2004	Rank equally
17,375	$13.26	6 May 2004	Rank equally
9,863	$14.65	6 May 2004	Rank equally
20,000	$13.26	6 May 2004	Rank equally
3,000	$13.26	11 May 2004	Rank equally
50,000	$9.99	13 May 2004	Rank equally
90,000	$9.57	13 May 2004	Rank equally
105,000	$13.26	13 May 2004	Rank equally
10,000	$9.53	14 May 2004	Rank equally
25,000	$9.53	18 May 2004	Rank equally
25,000	$13.26	18 May 2004	Rank equally
65,384	$16.34	18 May 2004	Rank equally
33,000	$13.26	20 May 2004	Rank equally
829,253

Paid up capital is 1,802,907,417 fully paid ordinary shares.

Quoted capital is 1,802,732,417 fully paid ordinary shares.

Yours faithfully

Michelle Marchhart
Head of Group Secretariat

Westpac Banking Corporation ABN 33 007 457 141

Group Secretariat
Level 25, 60 Martin Place
GPO Box 1 (IBN 7MP)
SYDNEY NSW 2000
Telephone:	(61 2) 9216 0390
Facsimile:	(61 2) 9226 1888

3 June 2004

Company Announcements Platform

Australian Stock Exchange Limited

20 Bridge Street

SYDNEY   NSW   2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan option

The following number of fully paid ordinary shares have been/will be allotted pursuant to the exercise of options under the Westpac’s Senior Officers’ Share Purchase Scheme, the General Management Share Option Plan and/or Westpac Performance Plan:

Number	Exercise Price	Allotment Date	Ranking
136,365	$13.32	3 June 2004	Rank equally
184,444	$13.85	3 June 2004	Rank equally
5,000	$13.50	3 June 2004	Rank equally
50,000	$12.35	3 June 2004	Rank equally
1,000	$9.53	3 June 2004	Rank equally
30,000	$9.53	3 June 2004	Rank equally
30,000	$13.26	3 June 2004	Rank equally
10,000	$13.26	3 June 2004	Rank equally
50,000	$13.26	3 June 2004	Rank equally
181,820	$13.32	2 June 2004	Rank equally
45,000	$10.85	2 June 2004	Rank equally
98,000	$10.60	2 June 2004	Rank equally
35,000	$9.57	2 June 2004	Rank equally
10,000	$9.53	2 June 2004	Rank equally
5,000	$13.26	2 June 2004	Rank equally
21,000	$13.26	2 June 2004	Rank equally
20,000	$13.26	2 June 2004	Rank equally
40,000	$13.26	2 June 2004	Rank equally
4,230	Nil	27 May 2004	Rank equally
2,919	Nil	27 May 2004	Rank equally
25,000	$13.26	27 May 2004	Rank equally
45,455	$13.32	25 May 2004	Rank equally
10,000	$13.26	25 May 2004	Rank equally
22,000	$9.53	25 May 2004	Rank equally
20,000	$13.26	25 May 2004	Rank equally
24,000	$9.53	25 May 2004	Rank equally
30,000	$13.26	25 May 2004	Rank equally
20,000	$13.85	25 May 2004	Rank equally
1,156,233

Paid up capital is 1,804,063,650 fully paid ordinary shares.

Quoted capital is 1,803,888,650 fully paid ordinary shares.

Yours faithfully

Michelle Marchhart
Head of Group Secretariat

Westpac Banking Corporation ABN 33 007 457 141

Group Secretariat
Level 25, 60 Martin Place
GPO Box 1 (IBN 7MP)
SYDNEY NSW 2000
Telephone:	(61 2) 9216 0390
Facsimile:	(61 2) 9226 1888

11 June 2004

Company Announcements Platform

Australian Stock Exchange Limited

20 Bridge Street

SYDNEY   NSW   2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan option

The following number of fully paid ordinary shares have been/will be allotted pursuant to the exercise of options under the Westpac’s Senior Officers’ Share Purchase Scheme, the General Management Share Option Plan, Westpac Performance Plan and/or Chief Executive Share Agreement:

Number	Exercise Price	Allotment Date	Ranking
295,000	$10.829	7 June 2004	Rank equally
405,000	$10.829	7 June 2004	Rank equally
59,000	$9.53	9 June 2004	Rank equally
315,736	$13.26	9 June 2004	Rank equally
600,000	$12.39	9 June 2004	Rank equally
181,820	$13.32	9 June 2004	Rank equally
1,938	Nil	10 June 2004	Rank equally
1,338	Nil	10 June 2004	Rank equally
1,859,832

Paid up and quoted capital:	1,805,923,482 fully paid ordinary shares.

Yours faithfully

Michelle Marchhart
Head of Group Secretariat

Westpac Banking Corporation ABN 33 007 457 141

Group Secretariat
Level 25, 60 Martin Place
GPO Box 1 (IBN 7MP)
SYDNEY NSW 2000
Telephone:	(61 2) 9216 0390
Facsimile:	(61 2) 9226 1888

17 June 2004

Company Announcements Platform

Australian Stock Exchange Limited

20 Bridge Street

SYDNEY   NSW   2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan option

The following number of fully paid ordinary shares have been/will be allotted pursuant to the exercise of options under the Westpac’s Senior Officers’ Share Purchase Scheme, the General Management Share Option Plan, Westpac Performance Plan and/or Chief Executive Share Agreement:

Number	Exercise Price	Allotment Date	Ranking
2,126	Nil	17 June 2004	Rank equally
2,126

Paid up and quoted capital:	1,805,925,608 fully paid ordinary shares.

Yours faithfully

Michelle Marchhart
Head of Group Secretariat

Westpac Banking Corporation ABN 33 007 457 141

Group Secretariat
Level 25, 60 Martin Place
GPO Box 1 (IBN 7MP)
SYDNEY NSW 2000
Telephone:	(61 2) 9216 0390
Facsimile:	(61 2) 9226 1888

28 June 2004

Company Announcements Platform

Australian Stock Exchange Limited

20 Bridge Street

SYDNEY   NSW   2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan option

The following number of fully paid ordinary shares have been/will be allotted pursuant to the exercise of options under the Westpac’s Senior Officers’ Share Purchase Scheme, the General Management Share Option Plan, Westpac Performance Plan and/or Chief Executive Share Agreement:

Number	Exercise Price	Allotment Date	Ranking
10,000	13.50	24 June 2004	Rank equally
10,000

Paid up and quoted capital:	1,771,638,973 fully paid ordinary shares.

Yours faithfully

Nicole Samodol
Head of Group Secretariat (Acting)

Westpac Banking Corporation ABN 33 007 457 141

Group Secretariat
Level 25, 60 Martin Place
GPO Box 1 (IBN 7MP)
SYDNEY NSW 2000
Telephone:	(61 2) 9216 0390
Facsimile:	(61 2) 9226 1888

30 June 2004

Company Announcements Platform

Australian Stock Exchange Limited

20 Bridge Street

SYDNEY   NSW   2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan option

The following number of fully paid ordinary shares have been/will be allotted pursuant to the exercise of options under the Westpac’s Senior Officers’ Share Purchase Scheme, the General Management Share Option Plan, Westpac Performance Plan and/or Chief Executive Share Agreement:

Number	Exercise Price	Allotment Date	Ranking
21,000	13.26	29 June 2004	Rank equally
21,000

Paid up and quoted capital:	1,767,500,121 fully paid ordinary shares.

Yours faithfully

Nicole Samodol
Head of Group Secretariat (Acting)

Westpac Banking Corporation ABN 33 007 457 141

Group Secretariat
Level 25, 60 Martin Place
GPO Box 1 (IBN 7MP)
SYDNEY NSW 2000
Telephone:	(61 2) 9216 0390
Facsimile:	(61 2) 9226 1888

1 July 2004

Company Announcements Platform

Australian Stock Exchange Limited

20 Bridge Street

SYDNEY   NSW   2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan option

The following number of fully paid ordinary shares have been/will be allotted pursuant to the exercise of options under the Westpac’s Senior Officers’ Share Purchase Scheme, the General Management Share Option Plan, Westpac Performance Plan and/or Chief Executive Share Agreement:

Number	Exercise Price	Allotment Date	Ranking
10,959	14.65	1 Jul 2004	Rank equally
49,283	13.26	1 Jul 2004	Rank equally
50,000	12.80	1 Jul 2004	Rank equally
154,547	13.32	1 Jul 2004	Rank equally
264,789

Paid up and quoted capital:	1,767,764,910 fully paid ordinary shares.

Yours faithfully

Nicole Samodol
Head of Group Secretariat (Acting)